UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

LEMONADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39367	32-0469673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Crosby Street, 3rd Floor

New York, NY 10013

(Address of principal executive offices) (Zip Code)

(844)733-8666

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LMND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 28, 2022, Lemonade, Inc., a Delaware corporation (the “Company,” “we” or “our”) completed the previously announced acquisition of Metromile, Inc., a Delaware corporation (“Metromile”) pursuant to the Agreement and Plan of Merger, dated as of November 8, 2021 (the “Merger Agreement”), by and among the Company, Citrus Merger Sub A, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Acquisition Sub I”), Citrus Merger Sub B, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Acquisition Sub II”) and Metromile. Pursuant to the Merger Agreement, Acquisition Sub I merged with and into Metromile, with Metromile surviving as a wholly owned subsidiary of the Company (the “First Merger”) and following the First Merger, Metromile merged with and into Acquisition Sub II, with Acquisition Sub II surviving as “Metromile, LLC” (the “Second Merger,” and together with the First Merger, the “Mergers”).

The Merger Agreement and the transactions contemplated thereby, including the Mergers, were previously described in the Registration Statement on Form S-4 (Registration No. 333-261629) filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 27, 2021 (as amended, the “Registration Statement”) and the definitive joint proxy statement/prospectus of the Company, dated as of and filed with the SEC on December 29, 2021 (as supplemented, the “Joint Proxy Statement/Prospectus”).

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the Merger Agreement, the Mergers were consummated and became effective as of July 28, 2022. As a result of the Mergers, among other things, Metromile became a subsidiary of the Company under the name “Metromile, LLC” (the “Surviving Company”). The Mergers and the Merger Agreement were previously described in the Registration Statement and the Joint Proxy Statement/Prospectus.

Merger Consideration

•	At the effective time of the First Merger (the “First Effective Time”), all shares of Metromile common stock that were held in treasury by Metromile or were held directly by Company or Acquisition Sub I immediately prior to the First Effective Time were cancelled and ceased to exist and no consideration was paid or payable in respect thereof;

•	Except as described in the preceding bullet point, each share of Metromile common stock that was issued and outstanding immediately prior to the First Effective Time (including the “Earnout Shares,” as such term is defined in that certain Sponsor Share Cancellation and Vesting Agreement, dated as of November 24, 2020, by and among INSU Acquisition Corp. II (“INSU”), Insurance Acquisition Sponsor II, LLC, and Dioptra Advisors II, LLC) was converted into the right to receive, without interest, 0.05263 validly issued, fully paid and non-assessable shares of Company common stock;

•	Each share of common stock, par value $0.01 per share, of Acquisition Sub I that was issued and outstanding immediately prior to the First Effective Time was converted into one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of Metromile as the Surviving Company; and

•	At the effective time of the Second Merger (the “Second Effective Time”), each share of common stock, par value $0.01 per share, of Metromile that was issued and outstanding immediately prior to the Second Effective Time was cancelled and ceased to exist. Each limited liability company interest of Acquisition Sub II issued and outstanding immediately prior to the Second Effective Time remained outstanding as a limited liability company interest of the Surviving Company.

Treatment of Fractional Shares

No fractional shares of Company common stock were issued in connection with the Mergers. Each Metromile stockholder who would otherwise have been entitled to receive in the Mergers a fractional share of Company common stock pursuant to the Merger Agreement, in lieu of such fractional share and upon surrender of such holder’s certificates representing shares of Metromile common stock or book-entry positions representing non-certificated shares of Metromile common stock, in each case outstanding as of immediately prior to the First Effective Time, will be paid in cash the dollar amount (rounded to the nearest whole cent), without interest and subject to any required tax withholding, determined by multiplying such fraction by the average of the volume-weighted average trading prices per share of Company common stock on the NYSE (as reported by Bloomberg L.P.) on each of the twenty (20) consecutive trading days ending on (and including) the trading day that is three (3) trading days prior to the date of the First Effective Time (as adjusted to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events). No such holder was entitled to dividends, voting rights or any other rights in respect of any fractional share of Company common stock that would otherwise have been issuable as part of the merger consideration. The payment of cash in lieu of fractional share interests merely represents a mechanical rounding-off of the fractions in the exchange.

Treatment of Metromile Equity Awards

Effective as of the First Effective Time, the Company assumed Metromile’s 2011 Equity Incentive Plan, as amended, and 2021 Equity Incentive Plan, and the outstanding awards thereunder were converted to awards covering Company common stock or into rights to receive cash payments, as set forth below.

Except as set forth in the immediately following sentence, each Metromile stock option, whether vested or unvested, that was outstanding and unexercised as of immediately prior to the First Effective Time was automatically converted into a stock option to acquire a number of shares of Company common stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares subject to the Metromile stock option and (ii) the exchange ratio, with an exercise price per share of Company common stock (rounded up to the nearest whole cent) equal to (A) the per share exercise price of the Metromile stock option divided by (B) the exchange ratio. Each outstanding and unexercised Metromile stock option held by any individual who was not employed by or providing services to Metromile as of November 8, 2021 was converted into the right to receive an amount in cash, without interest, equal to the Option Consideration (as defined in the Merger Agreement). Any such Metromile stock option that had an exercise price per share that is greater than or equal to the per Metromile share cash consideration was cancelled for no consideration.

Except as set forth in the immediately following sentence, each Metromile restricted stock unit award (“Metromile RSU award”) that was outstanding immediately prior to the First Effective Time, was automatically converted into a Company restricted stock unit award (“Company RSU award”) covering a number of shares of Company common stock equal to (i) the number of shares of Metromile common stock underlying such Metromile RSU award multiplied by (ii) the exchange ratio. Each outstanding Metromile RSU award held by Metromile’s non-employee directors and each Metromile RSU award that was outstanding and eligible to vest based on the achievement of one or more performance criteria was cancelled and converted automatically into the right to receive an amount in cash, without interest, equal to the RSU consideration. For purposes of the foregoing, the determination of actual performance with respect to any performance-based Metromile RSU award and the number of shares underlying the Metromile RSU award that vested as of the First Effective Time as a result of such performance was made by Metromile prior to the First Effective Time in accordance with the terms and conditions of the applicable award agreement.

Aside from the foregoing adjustments, each Metromile stock option and Metromile RSU award that was converted into a Company stock option or Company RSU award remains subject to the same vesting and other terms and conditions that applied to such award immediately prior to the First Effective Time.

Treatment of Metromile Warrants

At the First Effective Time, each Metromile warrant exercisable for Metromile common stock (each, a “Metromile Warrant”) ceased to represent a Metromile Warrant and was assumed by Company and converted automatically into a warrant denominated in shares of Company common stock from Company on the same terms and conditions (including vesting terms) as applied to such Metromile Warrant immediately prior to the First Effective Time (with the number of warrants and exercise price being adjusted based on the exchange ratio).

Treatment of Additional Shares

The transactions contemplated by the Merger Agreement, including the Mergers, did not constitute an “Acceleration Event” (as such term is defined in that certain Agreement and Plan of Merger and Reorganization, dated as of November 24, 2020 and as amended on January 12, 2021 and further amended on February 8, 2021, by and among INSU, INSU II Merger Sub Corp. and Legacy Metromile (the “INSU Merger Agreement”)). Accordingly, the “Additional Shares” (as such term is defined in the INSU Merger Agreement) were not issued as of immediately prior to the First Effective Time.

In accordance with the terms of the INSU Merger Agreement, if, (a) at any point following the First Effective Time and prior to February 9, 2023, the closing share price of Company common stock over any twenty (20) trading days within any thirty (30) trading day period is greater than the quotient of (i) $15.00 divided by (ii) the exchange ratio, then, (b) as soon as practicable (but in any event within ten (10) business days) after such satisfaction, the Company will issue, on a ratable basis to the persons eligible to receive such Additional Shares, a number of shares of Company common stock in an amount equal to the product of (i) 10,000,000 multiplied by (ii) the exchange ratio.

The information set forth in the “Explanatory Note” of this Current Report on Form 8-K (the “Current Report”) is incorporated by reference into this Item 2.01.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Quarterly Report on Form 10-Q filed by the Company on November 9, 2021 and is incorporated herein by reference. The Merger Agreement is not intended to be a source of factual, business or operational information about the Company or its subsidiaries.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the Explanatory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

Surviving Company

In connection with the consummation of the Mergers, as contemplated by the Merger Agreement, the managers of Acquisition Sub II (Daniel Schreiber and Shai Wininger) and the officers of Acquisition Sub II (Daniel Schreiber, President and Shai Wininger, Secretary) immediately prior to the Second Effective Time will remain as the managers and officers of the Surviving Company.

Item 7.01 Other Events

On July 28, 2022, the Company issued a press release announcing the completion of the Mergers.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is furnished under this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial statement of business acquired

To the extent required, the Company will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report no later than the 71st day after the required filing date for this Current Report.

(b) Pro forma financial information

To the extent required, the Company will provide the pro forma financial statements required to be filed by Item 9.01(b) of Form 8-K by amendment to this Current Report no later than the 71st day after the required filing date for this Current Report.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 8, 2021, by and among Lemonade, Inc., Citrus Merger Sub A, Inc., Citrus Merger Sub B, LLC and Metromile, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 9, 2021).*
99.1	Press Release, dated July 28, 2022.
104	Cover Page Interaction Date File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Forward-Looking Statements

This Current Report contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements other than statements of historical fact contained in this Current Report, including without limitation statements regarding our future results of operations and financial position, our ability to attract, retain and expand our customer base, our ability to operate under and maintain our business model, our ability to maintain and enhance our brand and reputation, our ability to effectively manage the growth of our business, the effects of seasonal trends on our results of operations, our ability to attain greater value from each customer, our ability to compete effectively in our industry, the future performance of the markets in which we operate, and our ability to maintain reinsurance contracts and the plans and objectives of management for future operations and capital expenditures are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential”, or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described under the sections in the Company’s Annual Report on Form 10-K for the period ended December 31, 2021, titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

You should read this Current Report and the documents that we reference in this Current Report completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMONADE, INC.

Date: July 28, 2022	By:	/s/ Tim Bixby
Tim Bixby
Chief Financial Officer